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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K


                                      FOR


                                  DYNEGY INC.


                             a Delaware corporation
                   IRS Employer Identification No. 94-3248415
                            SEC File Number 1-11156



                       1000 LOUISIANA STREET, SUITE 5800
                             HOUSTON, TEXAS  77002
                                 (713) 507-6400




                                January 6, 2000


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ITEM 5.  OTHER EVENTS.

     The information in the Press Release dated January 6, 2000 and attached as
Exhibit 99.1 hereto is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1  Press Release dated January 6, 2000.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DYNEGY INC.



Date:  January 6, 2000                 By:  /s/ Lisa Q. Metts
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                                            Lisa Q. Metts
                                            Vice President and Assistant General
                                            Counsel